NASDAQ: MBRX | moleculin.com

MOLECULIN










Corporate Presentation
February 2023

Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under Item 1A. "Risk Factors" in our most recently filed Form 10-K filed with the Securities and Exchange Commission ("SEC") and updated from time to time in our Form 10-Q filings and in our other public filings with the SEC. Any forward-looking statements contained in this release speak only as of its date. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov.

Investment Highlights


Advancing growing pipeline of clinical programs for hard-to-treat cancers and viruses

Annamycin

Next generation non-cardiotoxic anthracycline demonstrating both safety and promising early activity across multiple clinical studies

Portfolio with Focus

Annamycin first and foremost. Two additional portfolios (STAT-3 inhibitors – WP1066 - and antimetabolites – WP1122) provide multiple shots on goal, with all three technologies completing Phase 1 studies[1], four ongoing or potential Phase 2 studies capable of producing human data in the near future

Pipeline Expansion

Potential success in lead programs fuel possible pipeline expansion into additional high-value oncology indications

Global Network

Leveraging network of preeminent global collaborators with externally funded preclinical and clinical programs

MOLECULIN

1 – Clinical research reports being drafted or finalized

Management Team with Proven Executional Expertise

Walter Klemp
Chairman, President & Chief Executive Officer

Jonathan P. Foster, CPA, CGMA
Executive Vice President & Chief Financial Officer

Sandra Silberman, MD, PhD
Chief Medical Officer – New Products

Don Picker, PhD
Chief Scientific Officer

Paul Waymack, MD, SCD
Senior Chief Medical Officer

Robert Shepard, MD, FACP
Medical Advisor

Wolfram C. M. Dempke, MD, PhD, MBA
European Chief Medical Officer

MOLECULIN

Leveraging the Brightest Scientific Minds



Waldemar Priebe, PhD

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

PANCREATIC



James Abbruzzese, MD

Dana-Farber Cancer Institute

Duke University School of Medicine

HEMATOLOGY



Marty Tallman, MD

Memorial Sloan Kettering Cancer Center



Jorge Cortes, MD

The NEW ENGLAND JOURNAL of MEDICINE

GEORGIA CANCER CENTER AUGUSTA UNIVERSITY

VIROLOGY



Richard Whitley, MD

NIH National Institute of Allergy and Infectious Diseases



Hongbo Zhai, MD

UCSF

MOLECULIN

Priority Development Pipeline

PROGRAM	INDICATION	PRECLINICAL / PHASE 1 / PHASE 2	UPCOMING MILESTONES
Annamycin	Soft Tissue Sarcoma Lung Mets	US – 3-Week Dosing *	Phase 1b completed in Q2 2022; Phase 2 dosing started; interim data expected Q1 2023
Annamycin	Soft Tissue Sarcoma Lung Mets	EU – Alternate Dosing	Commenced Phase 1b/2 study in Poland Q3 2022; interim data expected Q1 2023
Annamycin	Acute Myeloid Leukemia	EU – Single Agent	Announced reaching RP2D and preliminary efficacy data; CSR drafted; pivoting to combo trial below
Annamycin	Acute Myeloid Leukemia	EU – Combination (Ara-C) *	Recently activated 5 sites (Poland/Italy) for Phase 1/2; first subject to be treated in the first quarter of 2023
WP1122	GBM, Other Tumors	UK – HV P1	Phase 1a study concluded; ongoing effort to identify partner to fund further advancement of program in oncology and virology
WP1066	Pediatric Brain Tumors, Including DPIG	Externally Funded	Treatment of final Phase 1 patient ongoing; Topline results from Phase 1 expected 2023

* Focus of Time and Cash Moving Forward

Additional Development Pipeline

Additional Follow-on Opportunities Provide Potential for Significant Upside

PROGRAM	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	UPCOMING MILESTONES
Annamycin	Liver Mets/Pancreatic	Externally Funded			IND/CTA targeted for 2023 for one of these indications – targeting external funding for future trials
WP1066	Malignant Glioma	Externally Funded			Open US IND; Evaluating strategic partnerships to conduct Phase 1 study; Improving formulation*
WP1066 + Radiation	GBM	Externally Funded			Initiation of Phase 1/2 study targeted 2023; Discussions with academic center ongoing
WP1220	CTCL	Externally Funded	Externally Funded		Seeking strategic partner
WP1122	GBM/Pancreatic	Externally Funded			Completed Phase 1a now enables future potential Phase 2 clinical study; seeking external funding
WP1122, WP1096, WP1097	HIV, Hemorrhagic and Tropical viruses	Externally Funded			Report preliminary findings of NIH-funded animal testing of WP1096 in the Tacaribe Arenavirus in 2023

MOLECULIN

* Focus of Time and Cash Moving Forward

Annamycin: Potential to Be an Effective Treatment Across Multiple Oncology Indications

Clinical Highlights

Demonstrated preliminary positive data in STS

Announced RP2D and preliminary efficacy of 80% ORR in last cohort of single agent AML trial; Recent clearance in Italy brings active site total to 5 (including sites in Poland) for Phase 1/2; first subject to be treated in the first quarter of 2023

Regulatory Highlights

Orphan Drug Designation

Fast Track Status

Opportunity to Expand Into Additional Oncology Indications

Target Indications:

Soft Tissue Sarcoma Lung Mets

- ~130,000 cases worldwide[2]
- 20% to 50% of sarcomas metastasize to the lungs[2]

Acute Myeloid Leukemia

- ~160,000 cases worldwide[1]
- ~19,940 new cases annually (U.S.)[1]
- ~11,180 deaths annually (U.S.)[1]

1: Villatoro A, (2020) Leukemia Stem Cell Release From the Stem Cell Niche to Treat Acute Myeloid Leukemia. Front.. Cell Dev. Biol. 8:607. doi: 10.3389/fcell.2020.00607;
2: Glabbeke M V, et al. Prognostic Factors for the Outcome of Chemotherapy in Advanced Soft Tissue Sarcoma: An Analysis of 2,185 Patients Treated With Anthracycline-Containing First-Line Regimens—A European Organization for Research and Treatment of Cancer Soft Tissue and Bone Sarcoma Group Study. Journal of Clinical Oncology, Vol 17, No 1 (January), 1999: pp 150-157

Next Generation Anthracycline

Demonstrated to Be Non-Cardiotoxic[1]

- Ability to overcome multi-drug resistance
- Organotrophic properties (e.g. >30x greater accumulation in lungs than doxorubicin)
- Potent topoisomerase-II poison with a wider therapeutic window than doxorubicin[2]
- <10% incidence of alopecia compared with 65%-92% for doxorubicin[3,4]
- Unique patent-pending liposomal formulation[5]



% of Mice with Heart Lesions
(10 weekly IV injections; Zou et al, 1995)
100
80
60
40
20
0
43
60
100
8
8
0
Doxorubicin
L-Annamycin
Dose (%LD10)
20
30
40
20
30
40



Concentration of Doxorubicin and Annamycin in the Lungs
C_{MAX} ng/ml
30X
Dox
Annamycin

MOLECULIN

1: Based on preclinical and clinical data to date. See Company's most recent SEC filings; 2: Trevino et al, 2004; 3: Gonzalez et al. 2018; 4: DOXORUBICIN HYDROCHLORIDE [package insert]. New York, NJ: Pfizer Injectables; 2019; 5: Patent filed 2020

Ongoing Phase 2 Portion of 1b/2 Study for Treatment of STS Lung Mets

US Multi-Center, Open-Label, Dose Escalation Study

~25	Single dose every	$330\ mg/m^2$
Phase 2 subjects	21 days	RP2D

Phase 1b Concluded

RP2D determined to be $360\ mg/m^2$

Phase 2 Recruitment Open

Decreased RP2D to $330\ g/m^2$ for improved tolerability

Preliminary Phase 1b Data Showed No Cardiotoxicity and Demonstrated Clinical Activity[1]

1: Data is preliminary. Defined as stable disease (SD) or better. As of November 10, 2022 preliminary demonstrated 15 of 17 subjects measured had SD after two cycles of Annamycin..

Phase 1/2 Combination Study for Treatment of Relapsed or Refractory (R/R) AML

Poland/Italy Multi-Center, Open-Label, Dose Escalation Study

240 mg/m^2
Single-agent
Preliminary RP2D established

1, 2 & 3 with 21 days off
Infusion days

Preclinical data
Annamycin with Cytarabine (AnnAraC)
68% more effective vs single agent

Primary Endpoint Met

single agent trial established
safety and RP2D

Pivoting to Phase 1/2

AnnAraC with 190 mg/m^2 initial
Annamycin dose H2 2022

Announced 80% ORR
in Last Cohort of Single Agent AML Trial

AML Clinical Benefit[1]



22 R/R AML patients treated in both US and EU trials

80% Best overall response rate in 240 mg^2 cohort (including a CRi that qualified for curative BMT)

32 Subjects in Moleculin's clinical trials taken above the lifetime maximum anthracycline dose established by FDA

- Up to 1800 mg/m^2 in AML study
- Up to 1500 mg/m^2 in STS study (to date)

100% No cardiotoxicity has been seen in 42 subjects treated to date in Moleculin's clinical trials



1 – Based on Moleculin's preliminary clinical data

The Full Annamycin Opportunity

Potential for Significant Upside


13,500
STS Lung Mets
Initial Annamycin Target Indications
TOTAL INCIDENCE
~33.5K
20,000
Acute Myeloid Leukemia
Clinical Validation Potentially Unlocks Exponential Growth Opportunity
41K
TNBC Lung
60K
Pancreatic Liver
67K
RCC Lung
67K
Endometrial Lung
104K
Colorectal Liver
104K
Colorectal Lung
Potential Annamycin Expansion Indications
TOTAL INCIDENCE
~478K
20K
Acute Myeloid Leukemia
13K
STS Lung
1K
Osteosarcoma Lung

MOLECULIN

Management and advisor estimates

WP1066: Immune / Transcription Modulators

p-STAT3 inhibitor, a key cancer and viral signaling pathway

Also inhibits c-Myc and HIF-1$^{\alpha}$

Most published of our three portfolios


Growth Factor Receptors
Signal Compound
Cytokine Receptors
Non-Receptor Tyrosine Kinases
Upstream Effectors
Cell Membrane
SRC
JAK
ABL
STAT3
P
STAT3 can be activated through many different pathways
Phosphorylated STAT3 (p-STAT3)
Cytoplasm
Dimerization (pair of STAT3s enters nucleus and affects DNA)
WP1066 inhibits p-STAT3 regardless of the upstream activation pathway
Nucleus
Survival
Proliferation
Invasion
Angiogenesis
Metastasis
Inflammation

WP1122: Phase 1a Study for COVID-19 also Accelerates Oncology Program with RP2D

Key Highlights

- Prodrug of glucose decoy enables drug-like properties
- Targets glycolysis and glycosylation; limits viral infectivity and replication

Clinical Highlights

- Ongoing effort to identify partners to potentially fund further advancement of program in oncology and virology
- Concluded Phase 1a overlapping SAD and MAD trial with an established safe and tolerable dose
- Establishes RP2D for use in future potential oncology clinical trials

Additional Application in Oncology

- US IND and Orphan Drug Designation granted for GBM
- Strong preclinical data for GBM and pancreatic cancer


OH
HO
OH
HO
Glycosylation
Glycolysis

Inhibition by 2-DG of Glycosylation and Glycolysis are believed to play a role in limiting viral infectivity and replication

Financial Snapshot
Nasdaq: MBRX

Strong Cash Position Funds Operations Beyond Mid-2024[1]

~$50.4M
Cash Balance[2]

~$36M
Market Cap[3]

~28.6M
Shares Outstanding[4]

MOLECULIN

1: Based on Management's current expectations and planned increase in development activities
2: As of September 30, 2022; 3: As of February 7, 2023; 4: Common stock outstanding as of September 30, 2022

Multiple Milestones And Key Data Readouts Expected In 2023

Annamycin

- **STS (US)** — Phase 2 Interim Data
- **STS (EU)** — Phase 1b/2 Interim Data
- **AML** — Commence Dosing in Phase 1/2 Ara-C combination study
- **AML** — Publish CSR for MB-105 Phase 1 Results

WP1122/ WP1096/ WP1066

- **Arenaviruses** — Results from NIH-funded animal study
- **GBM** — Potential collaboration
- **Pediatric Brain Tumors** — Topline results from Phase 1

Investment Summary

Annamycin

Next generation non-cardiotoxic anthracycline demonstrating both safety and promising early activity across multiple clinical studies

Portfolio with Focus

Annamycin first and foremost. Two additional portfolios (STAT-3 inhibitors – WP1066 - and antimetabolites – WP1122) provide multiple shots on goal, with all three technologies completing Phase 1 studies[2], four ongoing or potential Phase 2 studies capable of producing human data in the near future

Pipeline Expansion

Potential success in lead programs fuel possible pipeline expansion into additional high-value oncology indications

Global Network

Leveraging network of preeminent global collaborators with externally funded preclinical and clinical programs


Advancing growing pipeline with data from multiple clinical studies expected over next 12 months

Sufficient capital to fund operations beyond mid-2024[1]

1: Based on Management's current expectations and planned increase in development activities 2: Clinical research reports being drafted or finalized



NASDAQ: MBRX | moleculin.com

Thank You!

MOLECULIN



Investor Relations
JTC Team
833.475.8247
mbrx@jtcir.com